UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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MATTERSIGHT CORPORATION

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2017. Meeting Information MATTERSIGHT CORPORATION Meeting Type: Annual Meeting For holders as of: March 23, 2017 Date: May 18, 2017 Time: 9:00 a.m., Central Time Location: 200 W. Madison Street Suite 3100 Chicago, Illinois 60606 You are receiving this communication because you hold shares in the company named above.  This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting. MATTERSIGHT CORPORATION BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 E24382-P87709 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2017 to facilitate timely delivery. How To Vote E24383-P87709 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR ALL in Proposal #1: Election of Directors 1. Nominees: 01) Kelly D. Conway 02) David B. Mullen 03) Michael J. Murray The Board of Directors recommends you vote FOR Proposal #2: 1999 Employee Stock Purchase Plan Share Increase 2. To approve an amendment and restatement of our 1999 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 250,000 shares. The Board of Directors recommends you vote FOR Proposal #3: Advisory Vote on Executive Compensation 3. To approve, by a non-binding advisory vote, the compensation of our named executive officers. The Board of Directors recommends you vote THREE YEARS on Proposal #4: Advisory Vote on Frequency of Executive Compensation Advisory Vote 4. To approve, by a non-binding advisory vote, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers. The Board of Directors recommends you vote FOR Proposal #5: Ratification of Independent Public Accountant 5. To ratify the appointment of Grant Thornton LLP as our independent public accountants for the 2017 fiscal year. E24384-P87709 NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

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